UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K/A
(Amendment No. 1)
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2021
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RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K of RingCentral, Inc. (the “Company”) filed on December 8, 2021 (the “Original 8-K”), regarding the appointment of Vaibhav Agarwal as the Company’s interim Chief Financial Officer. The Amendment updates certain disclosures in the Original 8-K to provide information relating to Mr. Agarwal’s compensation, which was determined after the filing of the Original 8-K. The disclosure contained in Item 5.02 of the Original 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Interim Chief Financial Officer Compensation
As previously disclosed, on December 7, 2021, the Company’s board of directors appointed Vaibhav Agarwal, the Company’s Chief Accounting Officer, to act as interim Chief Financial Officer effective January 1, 2022.
On March 14, 2022, the compensation committee of the Company’s board of directors approved certain changes to Mr. Agarwal’s compensation in connection with his service as interim Chief Financial Officer. Effective as of April 1, 2022, Mr. Agarwal will receive an annual base salary of $500,000 per year and his target bonus opportunity will be equal to 75% of his base salary, subject to the terms of the Company’s Executive Incentive Plan. As a member of the Company’s executive team, the achieved portion of Mr. Agarwal’s bonus will be paid on a quarterly basis in the form of fully-vested restricted stock units covering shares of the Company’s Class A common stock (“RSUs”) in accordance with the Company’s Key Employee Equity Bonus Plan.
In connection with his appointment, Mr. Agarwal has also received two grants of RSUs, both of which are subject to fifty percent (50%) vesting acceleration under circumstances described in the Company’s Equity Acceleration Policy. The first RSU award was with respect to 69,225 shares of the Company’s Class A Common Stock and will vest as to 1/8th of the RSUs on May 20, 2022, and 1/16th on August 20, November 20, February 20, and May 20 of each year over a 4-year period beginning on May 20, 2022, provided Mr. Agarwal remains a service provider of the Company through the applicable quarterly vesting date.
The second RSU award was with respect to 1,753 shares of the Company’s Class A Common Stock and will vest as to 25% of the RSUs on May 20, 2022, and 25% on each of August 20, 2022, November 20, 2022 and February 2023, provided Mr. Agarwal remains a service provider of the Company through the applicable quarterly vesting date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 18, 2022

RINGCENTRAL, INC.

By:	/s/ John Marlow
Name:	John Marlow
Title:	Chief Administrative Officer, General Counsel and Secretary